EXHIBIT SUB-ITEM77Q(e)


                             MEMORANDUM OF AGREEMENT



         This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                                              AIM ADVISOR FUNDS
                                              AIM EQUITY FUNDS
                                              AIM FUNDS GROUP
                                              AIM INTERNATIONAL FUNDS, INC.
                                              AIM INVESTMENT SECURITIES FUNDS
                                              AIM SUMMIT FUND
                                              AIM TAX-EXEMPT FUNDS
                                              AIM VARIABLE INSURANCE FUNDS

                                              SHORT-TERM INVESTMENTS CO.
                                              SHORT-TERM INVESTMENTS TRUST
                                              TAX-FREE INVESTMENTS CO.

                                              By:  /s/ Robert H. Graham
                                                   --------------------

                                              Title: President
                                                     ------------------



                                              A I M ADVISORS, INC.

                                              By:  /s/ Robert H. Graham
                                                   --------------------

                                              Title: President
                                                     ------------------

                                                  AS REVISED SEPTEMBER 28, 2001



                                   EXHIBIT "A"

                                AIM ADVISOR FUNDS



FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                       --------------             ---------------
AIM International Value Fund              September 11, 2000
AIM Real Estate Fund                      September 11, 2000


                                AIM EQUITY FUNDS


FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                       --------------             ---------------
AIM Aggressive Growth Fund                 June 21, 2000
AIM Blue Chip Fund                         June 21, 2000
AIM Capital Development Fund               June 21, 2000
AIM Charter Fund                           June 21, 2000
AIM Constellation Fund                     June 21, 2000
AIM Dent Demographic Trends Fund           June 21, 2000
AIM Emerging Growth Fund                   June 21, 2000
AIM Large Cap Basic Value Fund             June 21, 2000
AIM Large Cap Growth Fund                  June 21, 2000
AIM Mid Cap Growth Fund                    June 21, 2000
AIM Weingarten Fund                        June 21, 2000




                                 AIM FUNDS GROUP


FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                       --------------             ---------------
AIM Balanced Fund                          June 1, 2000
AIM Basic Balanced Fund                   September 28, 2001
AIM European Small Company Fund            August 30, 2000
AIM Global Utilities Fund                  June 1, 2000
AIM International Emerging Growth Fund     August 30, 2000
AIM New Technology Fund                    August 30, 2000
AIM Select Equity Fund                     June 1, 2000
AIM Small Cap Equity Fund                  August 30, 2000
AIM Value Fund                             June 1, 2000
AIM Value II Fund                          August 30, 2000
AIM Worldwide Spectrum Fund               December 27, 2000




                          AIM INTERNATIONAL FUNDS, INC.


FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                       --------------             ---------------
AIM Asian Growth Fund                      June 21, 2000
AIM European Development Fund              June 21, 2000
AIM Global Aggressive Growth Fund          June 21, 2000
AIM Global Growth Fund                     June 21, 2000
AIM Global Income Fund                     June 21, 2000
AIM International Equity Fund              June 21, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.


                         AIM INVESTMENT SECURITIES FUNDS



FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                       --------------             ---------------
AIM High Yield Fund II                     June 1, 2000
AIM High Yield Fund                        June 1, 2000
AIM Income Fund                            June 1, 2000
AIM Intermediate Government Fund           June 1, 2000
AIM Limited Maturity Treasury Fund         June 1, 2000
AIM Money Market Fund                      June 1, 2000
AIM Municipal Bond Fund                    June 1, 2000


                                 AIM SUMMIT FUND


FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                       --------------             ---------------
AIM Summit Fund                            July 24, 2000


                              AIM TAX-EXEMPT FUNDS


FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                       --------------             ---------------
AIM High Income Municipal Fund             June 1, 2000
AIM Tax-Exempt Cash Fund                   June 1, 2000
AIM Tax-Free Intermediate Fund             June 1, 2000


                          AIM VARIABLE INSURANCE FUNDS


FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                       --------------             ---------------
AIM V.I. Aggressive Growth Fund             May 1, 2000
AIM V.I. Balanced Fund                      May 1, 2000
AIM V.I. Basic Value Fund                 September 10, 2001
AIM V.I. Blue Chip Fund                     May 1, 2000
AIM V.I. Capital Appreciation Fund          May 1, 2000
AIM V.I. Capital Development Fund           May 1, 2000
AIM V.I. Dent Demographic Trends Fund       May 1, 2000
AIM V.I. Diversified Income Fund            May 1, 2000
AIM V.I. Global Utilities Fund              May 1, 2000
AIM V.I. Government Securities Fund         May 1, 2000
AIM V.I. Growth Fund                        May 1, 2000
AIM V.I. Growth and Income Fund             May 1, 2000
AIM V.I. High Yield Fund                    May 1, 2000
AIM V.I. International Equity Fund          May 1, 2000
AIM V.I. Mid Cap Equity Fund              September 10, 2001
AIM V.I. Money Market Fund                  May 1, 2000
AIM V.I. New Technology Fund                May 1, 2000
AIM V.I. Value Fund                         May 1, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.


                           SHORT-TERM INVESTMENTS CO.


FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                       --------------             ---------------
Liquid Assets Portfolio                     June 1, 2000
Prime Portfolio                             June 1, 2000



                          SHORT-TERM INVESTMENTS TRUST


FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                       --------------             ---------------
Government & Agency Portfolio               June 1, 2000
Government TaxAdvantage Portfolio           June 1, 2000
Treasury Portfolio                          June 1, 2000


                            TAX-FREE INVESTMENTS CO.


FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                       --------------             ---------------
Cash Reserve Portfolio                      June 1, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.


                                      A-3
